UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 11, 2017

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9576 (Commission File Number)	22-2781933 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.                   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Owens-Illinois, Inc. 2017 Incentive Award Plan

As noted below under Item 5.07, at the Annual Meeting of Share Owners (the “Annual Meeting”) of Owens-Illinois, Inc. (the “Company”) held on May 11, 2017, the Company’s share owners, upon the recommendation of the Board of Directors, approved the Owens-Illinois, Inc. 2017 Incentive Award Plan (the “Plan”), which was previously adopted by the Board of Directors, subject to the approval by the share owners.  Such share owner approval also served as approval for purposes of section 162(m) of the U.S. Internal Revenue Code. The Plan, among other things, reserves 5,500,000 shares of common stock for issuance in the form of equity awards to employees, consultants and non-employee directors.

A more detailed description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2017 (the “Proxy Statement”).  The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, which was filed as Appendix B to the Proxy Statement and is incorporated by reference herein.

ITEM 5.07.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting was held on May 11, 2017. On the record date of March 15, 2017, there were 162,708,630 shares of the Company’s common stock, par value $0.01 per share outstanding. The following proposals were submitted to a vote of the share owners at the Annual Meeting, each of which is described in detail in the Proxy Statement:

Proposal 1 — Election of Directors:

Each of the nominees for a one-year term on the Company’s Board of Directors was elected by vote of the share owners as follows:

	Aggregate Vote
Name	For	Withheld	Broker Non-Votes
Gary F. Colter	119,193,437	16,326,416	8,223,227
Joseph J. DeAngelo	134,277,541	1,242,312	8,223,227
Gordon J. Hardie	134,915,217	604,636	8,223,227
Peter S. Hellman	124,324,707	11,195,146	8,223,227
Anastasia D. Kelly	119,282,626	16,237,227	8,223,227
Andres A. Lopez	134,574,156	945,697	8,223,227
John J. McMackin, Jr.	111,593,619	23,926,234	8,223,227
Alan J. Murray	134,931,457	588,396	8,223,227
Hari N. Nair	134,231,973	1,287,880	8,223,227
Hugh H. Roberts	119,925,171	15,594,682	8,223,227
Carol A. Williams	134,543,237	976,616	8,223,227
Dennis K. Williams	119,013,663	16,506,190	8,223,227

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm:

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017 was ratified by vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes

139,654,082	3,385,701	703,297	0

Proposal 3 — Advisory Vote to Approve Named Executive Officer Compensation:

The compensation of the Company’s named executive officers was approved by advisory (non-binding) vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes

131,098,313	4,203,777	217,763	8,223,227

Proposal 4 — Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation:

The share owners voted, on an advisory (non-binding) basis, on the frequency of holding an advisory vote on executive compensation.  The votes regarding this proposal were as follows:

Aggregate Vote
Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes

120,812,386	179,169	14,405,836	122,462	0

In accordance with the voting results on Proposal 4, the Company’s Board of Directors has determined that future advisory votes on executive compensation will be held on an annual basis, until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Proposal 5 — Approval of the Owens-Illinois, Inc. 2017 Incentive Award Plan:

The Plan was approved by vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes

126,666,107	8,699,168	154,578	8,223,227

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1

Owens-Illinois, Inc. 2017 Incentive Award Plan (filed as Appendix B to Owens-Illinois, Inc.’s Definitive Proxy Statement on Schedule 14A filed March 30, 2017, File No. 1-9576, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: May 15, 2017	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Owens-Illinois, Inc. 2017 Incentive Award Plan (filed as Appendix B to Owens-Illinois, Inc.’s Definitive Proxy Statement on Schedule 14A filed March 30, 2017, File No. 1-9576, and incorporated herein by reference).